Exhibit 99.1


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10K for the Fiscal Year ended December 31, 2002 (the "Report") by Camera Platforms International, Inc., each of the undersigned hereby certifies that:

            1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

            2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Registrant.


                                            /s/ Martin Perellis
                                            ___________________
                                            Chief Executive Officer

                                            /s/Herbert Wolas
                                            ___________________
                                            Chief Financial Officer